                                                               Exhibit Number 21


                            THE SEAGRAM COMPANY LTD.
                           ANNUAL REPORT ON FORM 10-K

                     SUBSIDIARIES LIST AS OF AUGUST 31, 1999


         The following is a list of subsidiaries of the Corporation and certain other entities in which the Corporation
                     has an interest as of August 31, 1999.

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                             -------                   -----
THE SEAGRAM COMPANY LTD.                                                                Canada
                                                                                                                        --

SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

         210 South Street Property Company Limited                                      United Kingdom                 100%
                  3BG Holdings L.L.C.                                                   Delaware                        50%
         A & M Records Limited                                                          United Kingdom                 100%
         A & M Records, Inc.                                                            Delaware                       100%
         Adrawing Limited                                                               United Kingdom                  50%
         Africa Fete Limited                                                            United Kingdom                 100%
         Ahlins Musikforlags AB                                                         Sweden                         100%
         Alto Music Limited                                                             United Kingdom                  50%
         Amadeo Oesterreichische Schallplatten Gesellschaft m.b.H.                      Austria                        100%
                  Amused Productions Limited                                            United Kingdom                 100%
         Apollo-Verlag Paul Lincke GmbH                                                 Germany                         75%
         Argo Record Company Ltd.                                                       United Kingdom                 100%
         Arigram Record Service AB                                                      Sweden                          50%
                  Ariston s.r.l.                                                        Italy                          100%
                  Arrietty Films Limited                                                United Kingdom                 100%
Associated Liquor Distributors (S) Pte. Ltd.                                            Singapore                      100%
         Audio Club of New Zealand Ltd.                                                 New Zealand                    100%
         B & M Spol s.r.o.                                                              Czech Republic                  70%
                  B.V. Lenox Films Europe                                               Netherlands                    100%
         Barclay Record S.A.                                                            Switzerland                    100%
Barton & Guestier S.A.                                                                  France                         100%
Bodegas y Vinedos Crillon S.A.I.C.                                                      Argentina                      100%
         British Phonograph Records Limited                                             United Kingdom                 100%
Burgeff & Co. Sektkellereien GmbH                                                       Germany                        100%
C.A. Circulo de Conocedores Seagram                                                     Venezuela                      100%
C.A. Seagram de Venezuela                                                               Venezuela                      100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                             -------                ----------

SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

Canadian Distillers Ltd.                                                                Canada                         100%
         Capella B.V.                                                                   Netherlands                    100%
         Capricorn Records, LLC                                                         Georgia                         51%
         Carre' D'As S.r.l.                                                             Italy                          100%
         Cedarwood Music Ltd.                                                           United Kingdom                  50%
         Centenary Australia Pty Limited                                                Australia                      100%
         Centenary France S.A.                                                          France                         100%
         Centenary Holding France S.A.                                                  France                         100%
         Centenary Holding N.V.                                                         Netherlands                     92%
Centenary Holdings Ltd.                                                                 Bermuda                        100%
Centenary Investments Inc.                                                              Canada                         100%
         Centenary Italia S.r.l.                                                        Italy                          100%
Centenary S.A.R.L.                                                                      Luxembourg                     100%
         Centenary Sweden AB                                                            Sweden                         100%
         Centenary UK Limited                                                           United Kingdom                 100%
         Chapulin Edizioni Musicali S.r.l.                                              Italy                          100%
Chivas Brothers Limited                                                                 United Kingdom                 100%
                  Cinea S.A.                                                            France                          50%
         Cinepoly Music Publishing Company Ltd.                                         Hong Kong                      100%
         Cinepoly Records Company Ltd.                                                  Hong Kong                      100%
         Compact Disc Services Far East Limited                                         Hong Kong                      100%
         Cosima Music OHG PolyGramSongs Musiverlag GmbH & Co.                           Germany                        100%
                  CR Films, LLC                                                         Delaware                        50%
         D G Records Limited                                                            United Kingdom                 100%
         D. J. M. Records Limited                                                       United Kingdom                 100%
         D.I.A.L. - Diffusion Internationale d'Arts et Loisirs S.A                      France                         100%
         Decca Artists Ltd.                                                             Switzerland                    100%
         Decca Records Taiwan Ltd.                                                      Taiwan (China)                  60%
         DEF American Limited                                                           United Kingdom                  50%
         Def Jam Records, Inc.                                                          Delaware                       100%
         Deutsche Grammophon GmbH                                                       Germany                        100%
         Dick James Musikverlag GmbH                                                    Germany                        100%
Distillers Products Sales Corporation                                                   Massachusetts                  100%
         Dominic Music Limited                                                          United Kingdom                 100%
Don Julio S.A. de C.V.                                                                  Mexico                          95%
         Doomwatch Ltd.                                                                 United Kingdom                 100%
Doosan Seagram Co., Ltd.                                                                Korea                          100%
                  Dutchco "Before She Met Me" B.V.                                      Netherlands                    100%
         E.U.R. Music S.r.l.                                                            Italy                          100%
         Edison Bell Records (England) Limited                                          United Kingdom                 100%
                  Edsel Films Ltd.                                                      United Kingdom                 100%
                  Elizabeth Films Ltd.                                                  United Kingdom                 100%
                  Entertainment Today Limited                                           United Kingdom                 100%
                  Epithete Production                                                   France                         100%
         Equipe Edizioni Musicali e Produzioni Discografiche S.r.l.                     Italy                          100%
         Eyeteecee Music, Inc.                                                          California                     100%
         FA Productions                                                                 France                         100%
         Fater Media Ltd.                                                               Taiwan (China)                  80%
         Fonobras-Distribuidora Fonografica Brasileira Ltda.                            Brazil                          50%
         Fontana B.V.                                                                   Netherlands                    100%
                  Forbrooke Enterprises, Inc.                                           California                     100%
         Fun House & C. Musical Company                                                 Italy                          100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                             -------                ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

         Gasoline Alley                                                                 California                      55%    *
         Geffen Records, Inc.                                                           California                     100%
         Geffen/Outpost Record Ventures, Inc.                                           California                     100%
                  Ghost Productions Limited                                             United Kingdom                  50%
         Gimell Records Ltd.                                                            United Kingdom                  51%
         Go East Entertainment Company Ltd.                                             Hong Kong                       80%
         Go! Discs Limited                                                              United Kingdom                 100%
         Go! Holdings Limited                                                           United Kingdom                 100%
         Go! Records Limited                                                            United Kingdom                 100%
         Goldhawke Productions Limited                                                  United Kingdom                 100%
         Goldisk AG                                                                     Switzerland                    100%
         Gralto Music Limited                                                           United Kingdom                 100%
         Grammofoonplaten-Maatschappij Barclay Nederland B.V.                           Netherlands                    100%
         Greatest Hits Entertainment Partnership, HB                                    Sweden                          60%    *
         GRP Records, Inc.                                                              New York                       100%
         GTS Records                                                                    New York                        51%    *
Gulfstream Insurance (Barbados) Limited                                                 Barbados                       100%
Gulfstream Insurance (Ireland) Limited                                                  Ireland                        100%
Gulfstream Reinsurance (Ireland) Limited                                                Ireland                        100%
                  Gypsy Films Limited                                                   United Kingdom                 100%
         Hammersmith Records Limited                                                    United Kingdom                 100%
         Heliolodge Limited                                                             United Kingdom                 100%
                  Hi Lo Films Ltd.                                                      United Kingdom                 100%
         High Noon Music GmbH                                                           Germany                        100%
                  Hilltop Services, Inc.                                                California                     100%
         Hollandsche Decca Distributie B.V.                                             Netherlands                    100%
                  HRC/UC Joint Venture                                                  California                      50%    *
                  Imagine Films Entertainment, Inc.                                     Delaware                       100%
         Interscope Records                                                             California                      50%    *
         IPS Records Ltd.                                                               Hong Kong                       50%
         Island Entertainment Group Limited                                             United Kingdom                 100%
         Island Entertainment Group S.A.                                                France                         100%
         Island Entertainment Group, Inc.                                               New York                       100%
         Island Limited                                                                 United Kingdom                 100%
         Island Records France S.A.                                                     France                         100%
         Island Visual Arts Limited                                                     United Kingdom                 100%
         Island Visual Arts, Inc.                                                       New York                       100%
J.D.C., S.A. de C.V.                                                                    Mexico                          75%
J.E. Seagram Corp.                                                                      Delaware                       100%
JES Developments Finance, Inc.                                                          Delaware                       100%
JES Developments, Inc.                                                                  Delaware                       100%
         Jewel Box Music GmbH                                                           Germany                         50%
Joseph E. Seagram & Sons, Inc.                                                          Indiana                        100%
         K.K. Kitty Enterprises                                                         Japan                          100%
         Karussell AB                                                                   Sweden                         100%
         Kejvings Musikforlag AB                                                        Sweden                         100%
         Know Existence Ltd.                                                            United Kingdom                 100%
         La Bussola Edizioni Musicali S.r.l.                                            Italy                          100%
         Lavande Limited                                                                Hong Kong                      100%
                  Leisure Marine Corp.                                                  Nevada                         100%
Licorerias Unidas, S.A.                                                                 Venezuela                      100%
Lupak S.A.                                                                              Greece                         100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                             -------                ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

Lusa de Colombia S.A.                                                                   Colombia                       100%
                  MacLeane Films Ltd.                                                   United Kingdom                 100%
                  Madera Holding B.V.                                                   Netherlands                    100%
         Magic Records Sp.z.o.o.                                                        Poland                         100%
                  Makeback Limited                                                      United Kingdom                 100%
                  Management Corporation of America                                     California                     100%
         Mars MUzik Yapim Organizasyon Video Sanayi ve Ticaret S.A.                     Turkey                          51%
Martell & Co.                                                                           France                          99%
Martell Far East Trading Limited                                                        Hong Kong                      100%
Martell S.A.                                                                            France                          99%
Matheus Muller Sektkellereien GmbH                                                      Germany                        100%
         MCA Music France SARL                                                          France                         100%
         MCA Music G.m.b.H.                                                             Germany                        100%
         MCA Music Italy S.r.l.                                                         Italy                          100%
         MCA Music K.K.                                                                 Japan                          100%
         MCA Records, Inc.                                                              California                     100%
         MCA/G-A Record Ventures, Inc.                                                  California                     100%
         MCA/Interscope Partner, Inc.                                                   California                     100%
         MCA/R Record Ventures, Inc.                                                    California                     100%
         Mercury Producoes e Edicoes Musicais Ltda.                                     Brazil                         100%
         Mercury Records B.V.                                                           Netherlands                    100%
         Mercury Records GmbH                                                           Germany                        100%
         Mercury Records Limited                                                        United Kingdom                 100%
                  Meteor Film Productions B.V.                                          Netherlands                    100%
         MN Productions SARL                                                            France                         100%
         Mother Records Ltd.                                                            United Kingdom                  50%
                  Motion Pictures Prinsengracht B.V.                                    Netherlands                    100%
         Motown (UK) Limited                                                            United Kingdom                 100%
                  Motown Cafe Orlando, L.P., LLLP                                       Delaware                        90%
         Motown Entertainment (Deutschland) GmbH                                        Germany                        100%
         Motown Entertainment Nederland B.V.                                            Netherlands                    100%
         Motown Foreign Sales, L.P.                                                     California                     100%
         Motown Record Company, L.P.                                                    California                     100%
                  Movie Film Productions Inc.                                           Delaware                       100%
                  Movie Tune Publishers B.V.                                            Netherlands                    100%
                  Murphy's Productions, Inc.                                            California                     100%
         Music International Entertainment N.V.                                         Netherlands Antilles           100%
         Music Plus V.o.f.                                                              Netherlands                     50%
         Musical Rendezvous Limited                                                     United Kingdom                 100%
         Musician Hong Kong Ltd.                                                        Hong Kong                       99%
         MusiClub                                                                       Brazil                          50%
Myers Rum Company Limited                                                               Bahamas                        100%
Nappa Neumzehnete                                                                       Germany                        100%
         NED Video B.V.                                                                 Netherlands                    100%
         Nese MUzik Yapim Sanayi ve Ticaret A.S.                                        Turkey                          51%
         New G.S. Records Ltd.                                                          United Kingdom                 100%
         Norse Music Productions Limited                                                United Kingdom                 100%
         Nu-Taurus Inc                                                                  Japan                          100%
                  Oakwood Films Inc.                                                    Delaware                       100%
Oddbins Limited                                                                         United Kingdom                 100%
         OH AB Music Produktion A.B.                                                    Sweden                         100%
         P.P.S. S.A.S.                                                                  France                         100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                             -------                ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

         P.T. PolyGram Indonesia                                                        Indonesia                       80%
         Pageant Music Limited                                                          United Kingdom                 100%
                  Pan Europeenne Production S.A.                                        France                          70%
         Par Four TK                                                                    Japan                          100%
         Par Three T.K.                                                                 Japan                          100%
         Paragon Publicity & Public Relations Limited                                   United Kingdom                  50%
         Peekaboo S.a.r.l.                                                              France                         100%
         Perth Music, Inc.                                                              California                     100%
                  Petalcraft Demonstrations Ltd.                                        United Kingdom                 100%
         Phonad, Inc.                                                                   New York                       100%
         Phoninvest Participacoes Ltda.                                                 Brazil                         100%
         Phonodisc Sales Limited                                                        United Kingdom                 100%
         Phonogram Limited                                                              United Kingdom                 100%
         Phonogram Music Limited                                                        United Kingdom                 100%
         PMC Merchandising, Inc.                                                        Delaware                       100%
         Polar Music AB                                                                 Sweden                         100%
         Polar Music International AB                                                   Sweden                         100%
         Polydor B.V.                                                                   Netherlands                    100%
         Polydor KK                                                                     Japan                          100%
         Polyfin S.r.l.                                                                 Italy                          100%
         PolyGram (Switzerland) AG                                                      Switzerland                    100%
         PolyGram A/O                                                                   Russian Federation              90%
         PolyGram A/S                                                                   Norway                         100%
         PolyGram AB                                                                    Sweden                         100%
         PolyGram Big Pipe, Inc.                                                        Delaware                       100%
         PolyGram Broadway Ventures, Inc.                                               Delaware                       100%
                  PolyGram Cable Channel Co.                                            Delaware                       100%
         PolyGram de Centro America S.A.                                                Costa Rica                      50%
         PolyGram Discos Uruguay S.A.                                                   Uruguay                        100%
         PolyGram Diversified Ventures, Inc.                                            Delaware                       100%
         PolyGram do Brasil Ltda.                                                       Brazil                         100%
         PolyGram Ecuador S.A.                                                          Ecuador                        100%
         PolyGram Editions SARL                                                         France                         100%
                  PolyGram Filmed Entertainment N.V.                                    Belgium                        100%
                  PolyGram Filmed Entertainment Productions, Inc.                       Delaware                       100%
         PolyGram Group Canada Inc.                                                     Canada                         100%
         PolyGram Group Distribution, Inc.                                              Delaware                       100%
         PolyGram Holding (Luxembourg) S.A.                                             Luxembourg                     100%
         PolyGram Holding AG                                                            Switzerland                    100%
         PolyGram Holding and Finance s.r.l.                                            Luxembourg                     100%
         PolyGram Holding GmbH                                                          Germany                        100%
         PolyGram Holding, Inc.                                                         Delaware                       100%
         PolyGram India Limited                                                         India                          100%
         PolyGram International Finance (Ireland) Ltd.                                  Ireland                        100%
         PolyGram International Music Publishing B.V.                                   Netherlands                    100%
         PolyGram Luxembourg Finance S.A.                                               Luxembourg                     100%
         PolyGram Manufacturing & Distribution Centres GmbH                             Germany                        100%
         PolyGram Manufacturing & Distribution Centres S.A.                             France                         100%
         PolyGram Manufacturing and Distribution Centers, Inc.                          Delaware                       100%
         PolyGram Music Asia, L.L.C.                                                    Delaware                       100%
         PolyGram Music Programming Corporation                                         Delaware                       100%
         PolyGram Music Publishing (South Africa) Ltd.                                  South Africa                   100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                           -------                ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

         PolyGram Music Publishing AG                                                   Switzerland                    100%
         PolyGram Music Publishing B.V.                                                 Netherlands                    100%
         PolyGram Music Publishing Italia S.r.l.                                        Italy                          100%
         PolyGram Music Publishing LLC                                                  Hungary                        100%
         PolyGram Music Publishing Ltd.                                                 Taiwan (China)                 100%
         PolyGram Music Publishing Pte Ltd.                                             Singapore                      100%
         PolyGram Music Publishing S.A.   [Belgium]                                     Belgium                        100%
         PolyGram Music Publishing S.A.   [Venezuela]                                   Venezuela                      100%
         PolyGram Music Publishing Sdn. Bhd.                                            Malaysia                       100%
         PolyGram Musique S.A.                                                          France                         100%
         PolyGram N.V.                                                                  Netherlands                    100%
         PolyGram Portugal - Som e Imagem, S.A.                                         Portugal                       100%
         PolyGram Publishing Ventures, Inc.                                             Delaware                       100%
         PolyGram Publishing, Inc.                                                      Delaware                       100%
         PolyGram Record Services Pty Ltd.                                              Australia                      100%
         PolyGram Records Corporation                                                   Philippines                     51%
         PolyGram Records Ltd.   [Taiwan]                                               Taiwan (China)                 100%
         PolyGram Records Ltd.   [New Zealand]                                          New Zealand                    100%
         PolyGram Records, Inc.                                                         Delaware                       100%
         PolyGram S.A.   [France]                                                       France                         100%
         PolyGram S.A.   [Luxembourg]                                                   Luxembourg                     100%
         PolyGram S.r.o.                                                                Czech Republic                 100%
         PolyGram Slovensko S.r.o.                                                      Slovakia                       100%
         PolyGram Songs Musikverlag GmbH                                                Germany                        100%
         PolyGram Sound, Inc.                                                           Delaware                       100%
         PolyGram South Africa                                                          South Africa                    67%    *
                  PolyGram Television, L.L.C.                                           Delaware                       100%
         PolyGram Video Clip Holding, Inc.                                              Delaware                       100%
         Polyscope B.V.                                                                 Netherlands                    100%
         Polytel International Overseas Limited                                         United Kingdom                 100%
         Producer Services Holdings Limited                                             United Kingdom                  50%
         Producer Services Limited                                                      United Kingdom                  50%
         Qualiton Records (1968) Limited                                                United Kingdom                 100%
         Quicksilver Recording Company Limited                                          United Kingdom                 100%
         R.S.O. Records B.V.                                                            Netherlands                    100%
         Radioactive Records                                                            California                      60%    *
         Record Supervision Limited                                                     United Kingdom                 100%
         Reuter & Reuter Forlags AB                                                     Sweden                         100%
                  RM Productions (Film & Television) Limited                            United Kingdom                 100%
         S MUzik Yapim Organizasyon ve Ticaret A.S.                                     Turkey                          51%
Sandeman - Coprimar S.A.                                                                Spain                          100%
Sandeman & Ca. S.A.                                                                     Portugal                       100%
SCI Lorada                                                                              France                         100%
                  Sci-Fi Channel Europe, L.L.C.                                         Delaware                        50%
Seagold Leasing Inc.                                                                    Delaware                       100%
Seagram (China) Ltd.                                                                    Canada                         100%
Seagram (New Zealand) Limited                                                           New Zealand                    100%
Seagram Apka S.A.                                                                       Greece                         100%
Seagram Australia Holdings Pty. Limited                                                 Australia                      100%
Seagram Australia Pty. Limited                                                          Australia                      100%
Seagram Belgium N.V.                                                                    Belgium                        100%
Seagram C.I. (Taiwan) Co., Ltd.                                                         Hong Kong                       90%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                             -------                ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

Seagram Capital Investments, Inc.                                                       Delaware                       100%
Seagram de Argentina, S.A.I.C.                                                          Argentina                      100%
Seagram de Chile Commercial Ltda.                                                       Chile                          100%
Seagram de Mexico S.A. de C.V.                                                          Mexico                         100%
Seagram Deutschland GmbH                                                                Germany                        100%
Seagram Developments, Inc.                                                              Delaware                       100%
Seagram Distillers PLC                                                                  United Kingdom                 100%
Seagram do Brasil Industria e Comercio Ltda.                                            Brazil                         100%
Seagram Enterprises, Inc.                                                               Delaware                       100%
Seagram Europa B.V.                                                                     Netherlands                    100%
Seagram European Customer Service Center Limited                                        United Kingdom                 100%
Seagram Finance B.V.                                                                    Netherlands                    100%
Seagram France Distribution                                                             France                         100%
Seagram Holdings Limited                                                                United Kingdom                 100%
Seagram Holding-und Handelsgesellschaft mbh                                             Germany                        100%
Seagram Inc.                                                                            Delaware                       100%
Seagram India Private Limited                                                           India                          100%
Seagram International B.V.                                                              Netherlands                    100%
Seagram International Holdings Limited                                                  United Kingdom                 100%
Seagram Italia S.p.A.                                                                   Italy                          100%
Seagram Manufacturing Private Limited                                                   India                          100%
Seagram Netherlands Antilles N.V.                                                       Netherlands Antilles           100%
Seagram Netherlands B.V.                                                                Netherlands                    100%
Seagram Nordic AB                                                                       Sweden                         100%
Seagram South Africa (Pty) Ltd.                                                         South Africa                   100%
Seagram United Kingdom Limited                                                          United Kingdom                 100%
Seagram Wine Estates Pty. Limited                                                       Australia                      100%
Shanghai Seagram Limited                                                                PRC                             60%
Societe Flechoise de Participations                                                     France                         100%
                  Sogepaq Distribucion S.A.                                             Spain                           50%
         Sonet Music AB                                                                 Sweden                         100%
         Songs of Universal, Inc.                                                       California                     100%
         Spectrum S.A.                                                                  France                         100%
         Spencer Davis Music Limited                                                    United Kingdom                  50%
                  Spencer Gifts (Canada) Inc.                                           Canada                         100%
                  Spencer Gifts (UK) Limited                                            United Kingdom                 100%
                  Spencer Gifts, Inc.                                                   Delaware                       100%
                  Springtime Film B.V.                                                  Netherlands                    100%
         Stockholm Label Group AB                                                       Sweden                         100%
         Stockholm Musikproduktion AB                                                   Sweden                         100%
         Stockholm Records AB                                                           Sweden                         100%
         Stockholm Songs AB                                                             Sweden                         100%
                  Sundance Channel L.L.C.                                               New York                        10%
         Sweden Music Forlags AB                                                        Sweden                         100%
         Systemtatic Limited                                                            United Kingdom                  50%
         Teal Record Company (Proprietary) Ltd.                                         South Africa                    50%
                  Television/Cinema (Canada) Distribution Inc.                          Canada                         100%
                  Terra Properties, Inc.                                                California                     100%
         The Character Cafe Limited                                                     United Kingdom                 100%
                  The Crayon Box LLC                                                    New York                        50%
         The Decca Record Company Ltd.                                                  United Kingdom                 100%
The Glenlivet Distillers Limited                                                        United Kingdom                 100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                           -------                ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

The House of Seagram Ltd.                                                               United Kingdom                 100%
         The Leonard Bernstein Music Publishing Company LLC                             New York                        50%
         The Music Store Limited                                                        United Kingdom                 100%
The Seagram Finance Company Limited                                                     United Kingdom                 100%
         The Video Label                                                                United Kingdom                  51%    *
         The Wild Card Label Limited                                                    United Kingdom                 100%
         This Record Co. Limited                                                        United Kingdom                 100%
Tianjin Seagram Limited                                                                 PRC                             70%
         Tiger Music Ltd.                                                               United Kingdom                  50%
         Timbaland Records, LLC                                                         New York                        51%
         Tolly Music Limited                                                            United Kingdom                 100%
         Total Distribucion S.A.                                                        Spain                           50%
         Toutankhamon                                                                   France                         100%
         Trutone Music                                                                  South Africa                    50%    *
                  TV Hamburg Fernseh-und Filmvertrieb GmbH                              Germany                        100%
                  U/MRV Co.                                                             Delaware                        70%    *
                  UEX Beijing Holding Co. Limited                                       Hong Kong                       56%
                  UEX Holding Company                                                   California                     100%
         Union Songs Music Forkags AB                                                   Sweden                         100%
         Universal - Champion Music Corporation                                         New York                       100%
         Universal - PolyGram International Publishing, Inc.                            Delaware                       100%
         Universal - PolyGram International Tunes, Inc.                                 Delaware                       100%
         Universal - Songs of PolyGram International, Inc.                              Delaware                       100%
                  Universal Broadcast Communications PLC                                United Kingdom                 100%
                  Universal Cartoon Studios, Inc.                                       California                     100%
                  Universal City Development Partners                                   Florida                         50%    *
                  Universal City Florida Partners                                       Florida                         50%    *
                  Universal City Property Management Company                            Delaware                       100%
                  Universal City Property Management Company II                         Delaware                       100%
                  Universal City Property Management Company III                        Delaware                       100%
                  Universal City Property Management Company IV                         Delaware                       100%
                  Universal City Studios Productions, Inc.                              Delaware                       100%
                  Universal City Studios, Inc.                                          Delaware                       100%
                  Universal Family Entertainment, Inc.                                  California                     100%
                  Universal Film Distribution, Inc.                                     California                     100%
                  Universal Film Exchanges, Inc.                                        Delaware                       100%
         Universal Finance B.V.                                                         Netherlands                    100%
                  Universal Grill Joint Venture                                         California                      50%    *
         Universal Holding GmbH                                                         Germany                        100%
                  Universal Home Entertainment Distribution PLC                         United Kingdom                 100%
                  Universal Home Entertainment Holdings Limited                         United Kingdom                 100%
                  Universal Home Entertainment Licensing PLC                            United Kingdom                 100%
                  Universal Home Video, Inc.                                            California                     100%
                  Universal Interactive Studios, Inc.                                   California                     100%
                  Universal International Films, Inc.                                   Delaware                       100%
         Universal International Finance B.V.                                           Netherlands                    100%
         Universal International Holding B.V.                                           Netherlands                    100%
         Universal International Music B.V.                                             Netherlands                    100%
         Universal Manufacturing & Logistics Limited                                    United Kingdom                 100%
         Universal Music & Video Distribution, Inc.                                     New York                       100%
         Universal Music (Hong Kong) Limited                                            Hong Kong                      100%
         Universal Music (Thailand) Ltd.                                                Thailand                        75%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                          -------                   ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

         Universal Music (UK) Holdings Limited                                          United Kingdom                 100%
         Universal Music A/S                                                            Denmark                        100%
         Universal Music Argentina S.A.                                                 Argentina                      100%
         Universal Music Asia Pacific Limited                                           Hong Kong                      100%
         Universal Music Australia (No. 2) Limited                                      Australia                      100%
         Universal Music Australia Pty. Limited                                         Australia                      100%
         Universal Music B.V.                                                           Netherlands                    100%
         Universal Music Colombia S.A.                                                  Colombia                       100%
         Universal Music GMBH                                                           Austria                        100%
         Universal Music GmbH                                                           Germany                        100%
         Universal Music International (No. 2) Limited                                  United Kingdom                 100%
         Universal Music International Limited                                          United Kingdom                 100%
         Universal Music Ireland Limited                                                Ireland                        100%
         Universal Music Italia S.r.l.                                                  Italy                          100%
         Universal Music K.K.                                                           Japan                          100%
         Universal Music Leisure Limited                                                United Kingdom                 100%
         Universal Music Limited   [Hong Kong]                                          Hong Kong                      100%
         Universal Music Ltd.   [Korea]                                                 Korea (South)                   80%
         Universal Music Mexico, S.A. de C.V.                                           Mexico                         100%
         Universal Music NV/SA                                                          Belgium                        100%
         Universal Music Operations Limited                                             United Kingdom                 100%
         Universal Music Oy                                                             Finland                        100%
         Universal Music Peru S.A.                                                      Peru                           100%
         Universal Music Polska Sp. z o.o.                                              Poland                         100%
         Universal Music Private Ltd.                                                   Singapore                      100%
         Universal Music Publishing Australia Pty Limited                               Australia                      100%
         Universal Music Publishing Gesellschaft m.b.H.                                 Austria                        100%
         Universal Music Publishing International Limited                               United Kingdom                 100%
         Universal Music Publishing K.K.                                                Japan                          100%
         Universal Music Publishing L.L.C.                                              Greece                         100%
         Universal Music Publishing Limited   [Hong Kong]                               Hong Kong                      100%
         Universal Music Publishing Limited   [United Kingdom]                          United Kingdom                 100%
         Universal Music Publishing Polska Sp. z o.o.                                   Poland                         100%
         Universal Music Publishing S.A. [Argentina]                                    Argentina                      100%
         Universal Music Publishing s.r.o.                                              Czech Republic                 100%
         Universal Music Publishing, S.A. [Spain]                                       Spain                          100%
         Universal Music Records Ltd.                                                   Hungary                         51%
         Universal Music S.A.   [Greece]                                                Greece                         100%
         Universal Music SA                                                             France                         100%
         Universal Music Sdn. Bhd.                                                      Malaysia                       100%
         Universal Music Spain, S.L.                                                    Spain                          100%
         Universal Music UK Limited                                                     United Kingdom                 100%
         Universal Music Venezuela S.A.                                                 Venezuela                      100%
         Universal Music, S.A. de C.V.                                                  Mexico                         100%
         Universal Musica, Inc.                                                         Florida                        100%
                  Universal Networks Services Italia S.r.l.                             Italy                          100%
                  Universal Pictures (Australasia) Pty. Ltd.                            Australia                      100%
                  Universal Pictures (France) S.A.                                      France                         100%
                  Universal Pictures (Italy) S.r.l.                                     Italy                          100%
                  Universal Pictures (Spain), S.L.                                      Spain                          100%
                  Universal Pictures (Switzerland) AG                                   Switzerland                    100%
                  Universal Pictures (UK) Limited                                       United Kingdom                 100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                            -------                 ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

                  Universal Pictures Benelux B.V.                                       Netherlands                    100%
                  Universal Pictures Corporation of China                               Delaware                       100%
                  Universal Pictures Corporation of Puerto Rico                         Delaware                       100%
                  Universal Pictures Germany GmbH                                       Germany                        100%
                  Universal Pictures International B.V.                                 Netherlands                    100%
                  Universal Pictures International Limited                              United Kingdom                 100%
                  Universal Pictures International No. 2 B.V.                           Netherlands                    100%
                  Universal Pictures Licensing Benelux B.V.                             Netherlands                    100%
                  Universal Pictures Licensing Limited                                  United Kingdom                 100%
                  Universal Pictures Limited                                            United Kingdom                 100%
                  Universal Pictures Productions B.V.                                   Netherlands                    100%
                  Universal Pictures Productions G.m.b.H.                               Germany                        100%
                  Universal Pictures Productions Limited                                United Kingdom                 100%
                  Universal Pictures Pty. Limited                                       Australia                      100%
                  Universal Pictures Video (France) S.A.                                France                         100%
                  Universal Pictures Visual Programming Limited                         United Kingdom                 100%
         Universal Plaza MUzik Yapim Organizasyon Sanayi ve Ticaret A.S.                Turkey                         100%
                  Universal Rank Hotel Partners                                         Florida                         50%    *
         Universal Records B.V.                                                         Netherlands                    100%
         Universal Records, Inc.                                                        California                     100%
                  Universal Station, Inc.                                               California                     100%
                  Universal Studios Arcade, Inc.                                        Delaware                       100%
                  Universal Studios Canada Ltd.                                         Canada                         100%
                  Universal Studios Channels France EURL                                France                         100%
                  Universal Studios Channels France S.A.S.                              France                         100%
                  Universal Studios Consumer Products, Inc.                             California                     100%
                  Universal Studios Development Venture One                             California                     100%
                  Universal Studios Development Venture Three                           California                     100%
                  Universal Studios Development Venture Two                             California                     100%
                  Universal Studios Digital Arts, Inc.                                  California                     100%
                  Universal Studios Enterprises Japan, Ltd.                             Japan                          100%
                  Universal Studios Entertainment Japan Investment Company              California                     100%
                  Universal Studios Finance B.V.                                        Netherlands                    100%
Universal Studios Finance, Inc.                                                         Delaware                       100%
Universal Studios Holding I Corp.                                                       Delaware                        92%
Universal Studios Holding II Corp.                                                      Delaware                       100%
Universal Studios Holding III Corp.                                                     Delaware                       100%
                  Universal Studios Holdings (UK) Limited                               United Kingdom                 100%
                  Universal Studios Home Video, Inc.                                    California                     100%
                  Universal Studios Hotel, Inc.                                         Delaware                       100%
                  Universal Studios International B.V.                                  Netherlands                    100%
                  Universal Studios International G.m.b.H.                              Germany                        100%
         Universal Studios Investments, Inc.                                            Delaware                       100%
                  Universal Studios Licensing, Inc.                                     California                     100%
                  Universal Studios Network Programming                                 California                      50%
                  Universal Studios Networks Deutschland G.m.b.H.                       Germany                        100%
                  Universal Studios Networks, Limited                                   United Kingdom                 100%
                  Universal Studios New Media, Inc.                                     California                     100%
                  Universal Studios Online Productions, Inc.                            California                     100%
                  Universal Studios Online, Inc.                                        California                     100%
                  Universal Studios Pacific Partners, Inc.                              California                     100%
                  Universal Studios Pay Television Australia, Inc.                      California                     100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                            -------                 ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

                  Universal Studios Pay Television B.V.                                 Netherlands                    100%
                  Universal Studios Pay Television, Inc.                                California                     100%
                  Universal Studios Pay TV Latin America, Inc.                          California                     100%
                  Universal Studios Pay-Per-View, Inc.                                  California                     100%
                  Universal Studios Recreation Japan Planning Services, Inc.            California                     100%
                  Universal Studios Recreation Japan Supervision, Inc.                  California                     100%
                  Universal Studios Restaurant, Inc.                                    Delaware                       100%
                  Universal Studios TV Channel Poland B.V.                              Netherlands                    100%
                  Universal Studios TV Channel Poland, Inc.                             Delaware                       100%
                  Universal Studios TV1 Australia, Inc.                                 California                     100%
                  Universal Studios, Inc.                                               Delaware                       100%
                  Universal Television & Networks Group, Inc.                           California                     100%
                  Universal Television Enterprises, Inc.                                Delaware                       100%
                  Universal Television Entertainment, Inc.                              California                     100%
                  Universal Television, Incorporated                                    California                     100%
                  Universal TV Filmes Do Brasil Ltda.                                   Brazil                         100%
                  Universal Worldwide Television, Inc.                                  Delaware                       100%
         Universal/Dick James Music Limited                                             United Kingdom                 100%
         Universal/Empire Music Limited                                                 United Kingdom                 100%
         Universal/Island Music Limited                                                 United Kingdom                 100%
         Universal/MCA Music Limited                                                    United Kingdom                 100%
         Universal/MCA Music Publishing Pty. Limited                                    Australia                      100%
         Universal-Island Records Limited                                               United Kingdom                 100%
                  USA Networks                                                          New York                        50%
                  USA Networks Partner, Inc.                                            Delaware                       100%
                  USANI Holding I, Inc.                                                 Delaware                       100%
                  USANI Holding II, Inc.                                                Delaware                       100%
                  USANI Holding III, Inc.                                               Delaware                       100%
                  USANI Holding IV, Inc.                                                Delaware                       100%
                  USANI Holding V, Inc.                                                 Delaware                       100%
                  USANI Holding VI, Inc.                                                Delaware                       100%
                  USANI Holding VII, Inc.                                               Delaware                       100%
                  USANI Holding VIII, Inc.                                              Delaware                       100%
                  USANI Holding IX, Inc.                                                Delaware                       100%
                  USANI Holding X, Inc.                                                 Delaware                       100%
                  USANI Holding XII, Inc.                                               Delaware                       100%
                  USANI Holding XIII, Inc.                                              Delaware                       100%
                  USANI Holding XIV, Inc.                                               Delaware                       100%
                  USANI Holding XV, Inc.                                                Delaware                       100%
                  USANI Holding XVI, Inc.                                               Delaware                       100%
                  USANI Holding XVII, Inc.                                              Delaware                       100%
                  USANI Holding XVIII, Inc.                                             Delaware                       100%
                  USANI Holding XIX, Inc.                                               Delaware                       100%
                  USANI Holding XX, Inc.                                                Delaware                       100%
                  U-Talk Enterprises, Inc.                                              Delaware                       100%
         Valentine Music Italia s.r.l.                                                  Italy                          100%
         Venkow Records a.s.                                                            Czech Republic                  60%
Vintners Imports Pty. Limited                                                           Australia                       50%
                  Vision Video (1984) Limited                                           United Kingdom                 100%
                  Vision Video (1989) Limited                                           United Kingdom                 100%
                  Vision Video (Electric Dreams) Limited                                United Kingdom                 100%
                  Vision Video (Loose Connections) Limited                              United Kingdom                 100%

                                                                                                                    Approximate
                                                                                                                    Percentage
                                                                                            Organized               Directly or
                                                                                              Under                 Indirectly
                                                                                             Laws of                   Owned
                                                                                             -------                ----------
SUBSIDIARIES ARE LISTED ALPHABETICALLY, WITH 3 BUSINESS SEGMENTS INDICATED
 VERTICALLY:
1) SPIRITS & WINE OPERATIONS
         2) MUSIC OPERATIONS **
                  3) FILMED ENTERTAINMENT, RECREATION AND OTHER OPERATIONS**

                  Vision Video (Secret Places) Limited                                  United Kingdom                 100%
                  Vision Video Limited                                                  United Kingdom                 100%
                  Vision Videolabel Limited                                             United Kingdom                  50%
         Viva Far East Limited                                                          Hong Kong                      100%
                  Wet 'n Wild, Inc.                                                     Florida                        100%
         What's Music International Inc.                                                Taiwan (China)                  60%
                  Working Title (Bean) Limited                                          United Kingdom                 100%
                  Working Title Films Limited                                           United Kingdom                 100%
                  Working Title Group, Inc.                                             Delaware                       100%
                  Working Title TV Limited                                              United Kingdom                 100%
                  WT Adventures Ltd.                                                    United Kingdom                 100%


Notes:

** These companies are direct or indirect subsidiaries of either Centenary Holding N.V. or Universal Studios Holding I Corp., each of which is 92% owned by Seagram.

A. All subsidiaries are listed alphabetically, with three business segments indicated vertically, however, note that there are some subsidiaries which handle business for more than one operation. Such subsidiaries are not identified and listed in only one of the three operations.

B. Joint ventures and partnerships are indicated with an asterisk on the far right column.

C. Where more than one subsidiary has exactly the same legal name, the jurisdiction of incorporation for each subsidiary is indicated in brackets after the name. Such jurisdiction noted in brackets is not part of the legal name of the subsidiary.

12